Going Concern	12 Months Ended
Dec. 31, 2025
Going Concern [Abstract]
GOING CONCERN

3. GOING CONCERN

The Group has evaluated whether there are certain conditions and events, considered in the aggregate, that raise substantial doubt about the Group’s ability to continue as a going concern within one year after the date that the consolidated financial statements were available to be issued.

The Group has incurred a net loss of RMB55,509,547 with negative operating flows of RMB97,447,783 for the year ended December 31, 2024. As of December 31, 2024, there is accumulated deficit of RMB126,955,513. The Group has net working capital of RMB44,211,654 as of December 31, 2024. The Group has funded its operations and capital needs primarily through the net proceeds received from issuance of new shares, loans from banks, shareholders and related parties. During the year ended December 31, 2024, the Group obtained proceeds of approximate RMB123.4 million from equity financing and approximate RMB62.9 million from debt financing.

The Group intends to continue implementing various measures to boost revenue and control the cost and expenses within an acceptable level and other measures including: (1) further enhance the customers bases and credit management in both freight forwarding and supply chain management operations; (2) improve the profitability of the business through more restricted vendor controls; (3) strictly control and reduce general and administration expenses; (4) obtain financing from certain shareholders in forms of long term loans; (5) obtain equity financing by issuance of new shares and (6) seek for certain credit facilities. The management plan cannot alleviate the substantial doubt of the Group’s ability to continue as a going concern.

For the year ended December 31, 2025, the Group incurred a net loss of RMB37,839,393 (US$5,383,478) and experienced negative operating cash flows of RMB35,957,112 (US$5,115,683). As of December 31, 2025, the Group had an accumulated deficit of RMB162,556,362 (US$23,127,186). These conditions initially raised substantial doubt about the Group’s ability to continue as a going concern.

As of December 31, 2025, the Group had net working capital of RMB59,330,025 (US$8,440,988) and cash and cash equivalents of RMB38,554,840 (US$5,485,266). During the year ended December 31, 2025, the Group received approximately RMB40.2 million (US$5.7 million) from equity financing and approximately RMB41.4 million (US$5.9 million) from debt financing. Subsequent to December 31, 2025, on March 13, 2026, the Group entered into a share purchase agreement with certain accredited investors to issue and sell 5,025,000 Class A ordinary shares at US$1.34 per share in a registered direct offering, resulting in gross proceeds of approximately RMB47.3 million (US$6.73 million), before deducting related offering expenses.

In addition, management intends to continue implementing measures to improve liquidity and operating performance, including: (1) expanding the customer base and strengthening credit management in freight forwarding and supply chain management operations; (2) improving profitability through more restrictive vendor controls; (3) strictly controlling and reducing general and administrative expenses; (4) obtaining financing from certain shareholders in the form of long-term loans; (5) obtaining additional equity financing through the issuance of new shares; and (6) seeking additional credit facilities.

Based on management’s evaluation of the conditions existing as of December 31, 2025, together with the expected effectiveness of completed and planned financing actions, management has concluded that the Group has sufficient liquidity to meet its obligations as they become due for a period of at least one year from the date the consolidated financial statements are available to be issued. Accordingly, management has determined that the substantial doubt about the Group’s ability to continue as a going concern has been alleviated as of December 31, 2025.